STOCKHOLDER ENGAGEMENT 1 Baxter International Inc. March 2025

SA F E HA R BO R STAT EMENT 2Baxter International This presentation includes forward-looking statements concerning the company’s financial results (including the outlook for first-quarter and full-year 2025) and business development and regulatory activities. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: the company’s ability to achieve the intended benefits of its recent strategic actions, including the sale of the Kidney Care business, and cost saving initiatives; the company’s ability to successfully integrate acquisitions, including the acquisition of Hill-Rom Holdings, Inc. and the related impact on the company’s organization structure, senior leadership, culture, functional alignment, outsourcing and other areas, the company’s management of resulting related personnel capacity constraints and potential institutional knowledge loss, and the company’s ability to achieve anticipated performance or financial targets and maintain its reputation following integration; the impact of global economic conditions (including, among other things, changes in taxation, tariffs, trade policies and treaties, sanctions, embargos, export control restrictions, inflation levels and interest rates, financial market volatility, banking crises, the potential for a recession, the war in Ukraine, the conflict in the Middle East, other geopolitical events and the potential for escalation of these conflicts, the related economic sanctions being imposed globally in response to the conflicts and potential trade wars, global public health crises, pandemics and epidemics, or the anticipation of any of the foregoing, on the company’s operations and on the company’s employees, customers, suppliers, and foreign governments in countries in which the company operates; failure to accurately forecast or achieve the company’s short- and long-term financial performance and goals, market and category growth rates, and related impacts on the company’s liquidity; the company’s ability to execute on its capital allocation plans, including the company’s debt repayment plans, the timing and amount of any dividends, share repurchases and divestiture proceeds; downgrades to the company’s credit ratings or ratings outlooks, or withdrawals by rating agencies from rating the company and its indebtedness, and the impact on the company’s funding costs and liquidity; fluctuations in foreign exchange and interest rates; the impact of any goodwill, intangible asset, or other long-lived asset impairments on the company’s operating results; the company’s ability to finance and develop new products or services, or enhancements thereto, on commercially acceptable terms or at all; product development risks, including satisfactory clinical performance and obtaining and maintaining required regulatory approvals (including as a result of evolving regulatory requirements or the withdrawal or resubmission of any pending applications), the ability to manufacture at appropriate scale, and the general unpredictability associated with the product development cycle; demand and market acceptance risks for, and competitive pressures related to, new and existing products and services, challenges with the company’s ability to accurately predict changing customer preferences and future expenditures and inventory levels, and challenges with the company’s ability to monetize new and existing products and services (and to sustain any related price increases), the impact of those products and services on quality and patient safety concerns, and the need for ongoing training and support for the company’s products and services; the impact of competitive products and pricing, including generic competition, drug reimportation, and disruptive technologies; regulatory agency inspections, product quality or patient safety issues leading to product recalls, withdrawals, labeling changes, launch delays, warning letters, import bans, denial of import certifications, sanctions, seizures, litigation, or declining sales, including the focus on evaluating product portfolios for the potential presence or formation of nitrosamines; future actions of, or failures to act or delays in acting by FDA, the European Medicines Agency, or any other regulatory body or government authority (including the U.S. Securities and Exchange Commission, Department of Justice, or the Attorney General of any state) that could delay, limit or suspend product development, manufacturing or sale, or result in seizures, recalls, injunctions, monetary sanctions or criminal or civil liabilities; failures with respect to the company’s quality, compliance or ethics programs; loss of key employees, including senior management, the occurrence of labor disruptions (including as a result of labor disagreements under bargaining agreements or national trade union agreements or disputes with works councils) or the inability to attract, develop, retain and engage employees; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing, sterilization, or supply difficulties, including as a result of natural disaster (such as Hurricane Helene), war, terrorism, global public health crises and epidemics/pandemics, regulatory actions or otherwise; future actions of third parties, including thirdparty payors and the company’s customers and distributors (including GPOs and IDNs); the continuity, availability, and pricing of acceptable raw materials and component parts, the company’s ability to pass some or all of these costs to the company’s customers through price increases or otherwise, and the related continuity of the company’s manufacturing and distribution and those of the company’s suppliers; breaches, including by cyber-attack, data leakage, unauthorized access or theft, or failures of or vulnerabilities in, the company’s information technology systems or products; the company’s ability to effectively develop, integrate or deploy artificial intelligence, machine learning and other emerging technologies into the company’s products, services and operations in a manner that is compliant with existing and emerging regulations; the impact of physical effects of climate change, severe storms (including Hurricane Helene) and storm-related events, including the company’s ability to resume production at its North Cove facility to pre-hurricane levels and to complete the remediation; changes to legislation and regulation and other governmental pressures in the United States and globally, including the cost of compliance and potential penalties for purported noncompliance thereof, including new or amended laws, rules and regulations as well as the impact of healthcare reform and its implementation, suspension, repeal, replacement, amendment, modification and other similar actions undertaken by the United States or foreign governments, including with respect to pricing, reimbursement, taxation and rebate policies; the company’s ability meet evolving and varied corporate responsibility expectations of the company’s stakeholders, including compliance with new and emerging sustainability regulations; global regulatory, trade, and tax policies, including with respect to climate change and other sustainability matters; the ability to protect or enforce the company’s patents or other proprietary rights (including trademarks, copyrights, trade secrets, and know-how) or where the patents of third parties prevent or restrict the company’s manufacture, sale or use of affected products or technology; any changes in law concerning the taxation of income (whether with respect to current or future tax reform); actions by tax authorities in connection with ongoing tax audits; the outcome of pending or future litigation; and other risks discussed in Baxter’s most recent filings on Form 10-K and Form 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.

3 Board of Directors and Management Updates > Following José Almeida’s departure, Brent Shafer appointed Chair and Interim CEO; Nancy Schlichting appointed Lead Independent Director; Heather Knight appointed COO and Interim Group President of Medical Products & Therapies > Continued focus on refreshment led to the appointment of three new independent directors since 2023 – William (Bill) A. Ampofo, Jeffrey (Jay) A. Craig, and Stephen (Steve) Rusckowski Business Updates > Leading global medical technology company fundamentally focused on medically essential products and transformative innovation to advance our Mission to Save and Sustain Lives > Completed the strategic initiatives we announced in January 2023, including the divestiture of Vantive, our Kidney Care segment > Redesigned operating model enhances accountability, and disciplined portfolio management is expected to be an ongoing component of Baxter’s strategy to support accelerated growth and improved profitability going forward > Created an Operating Committee comprised of independent directors to assist in reviewing and identifying opportunities for improvement in the Company’s plans and strategies related to product development, manufacturing, distribution, growth and operating efficiency. Intended to provide oversight support during this interim period Stockholder Outreach > Engagement with stockholders remains a key focus for Baxter and an important part of the Board’s longstanding commitment to furthering sound and effective corporate governance practices, resulting in key responsive actions taken over the last few years Executive Compensation > Made enhancements to our executive compensation program for 2024 to account for the divestiture of Vantive and to support the stability and focus required of senior leadership Corporate Responsibility > Issued our inaugural report against the Task Force on Climate-Related Disclosures (TCFD) framework in December 2023 as part of our corporate responsibility reporting transparency > Continued to make progress toward Baxter’s 2030 Corporate Responsibility Goals, focused on creating value across three pillars: Empower Our Patients, Protect Our Planet, and Champion Our People and Communities EXEC UT IVE SUMMA RY Baxter International

R EC EN T L EA DER SHIP T R A NSIT IO N Board conducting a comprehensive and independent search process for a permanent CEO to succeed Mr. Almeida Baxter International 4 On February 3, 2025 Baxter announced key Board and management changes: > José Almeida ceased serving as Chair, President and Chief Executive Officer and will serve in an advisory capacity through October 31, 2025 > Brent Shafer, former Lead Independent Director, was appointed Chair and Interim CEO > Nancy Schlichting was appointed Lead Independent Director > Heather Knight was appointed Chief Operating Officer and Interim Group President of Medical Products & Therapies Brent Shafer, Chair and Interim CEO Over 40 years of healthcare industry experience and extensive expertise leading large, global companies through former Chairman and CEO role at Cerner Corporation and key roles held at Philips Brings significant expertise in mergers and acquisitions, and operating and transforming complex organizations, including the buildout of digital health capabilities Has served for nearly three years on the Baxter Board, including as Lead Independent Director since 2023 New Interim Company Leadership

After completion of the recent Kidney Care sale, healthcare leader focused on providing an array of medical products and services across the care continuum FY 2024 Revenue by Segment Other Pharmaceuticals Medical Products & Therapies Healthcare Systems & Technologies $10.6B 23% 49% 28% <1% NEW BA XT ER P RO F IL E 1 FY 2024 Revenue by Product Category ~38,000 Employees Products in 100+ Countries Our Reach 1Sales and related figures represent FY 2024 for Total Baxter excluding Discontinued Operations. Employees and geographic availability of Baxter products counts on this slide as of December 31, 2024. Infusion Therapies & Technologies $4.1B Advanced Surgery $1.1B Care & Connectivity Solutions $1.8B Front Line Care $1.1B Injectables & Anesthesia $1.4B Drug Compounding $1.0B Other $67M Baxter International 5

STRATEGIC ACTIONS TAKEN TO DELIVER ENHANCED SHAREHOLDER VALUE

Complete

> Finalized operating model and in Q3 2023 began reporting across global, verticalized segments replacing prior structure of nine businesses operating across three geographic regions

Complete

> Completed the divestiture of the BioPharma Solutions (BPS) business at the end of Q3 2023. Utilizing ~$3.7 billion of net after-tax proceeds for debt repayment, consistent with previously noted capital allocation priorities

Complete

> On Jan. 31, 2025, Baxter completed the sale of its Kidney Care business, now known as Vantive, to Carlyle for ~$3.4 billion of net, after-tax proceeds

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HIGHLY EXPERIENCED AND QUALIFIED BOARD

Since 2023, three new world-class independent directors have joined our Board



Brent Shafer
Chair and Interim CEO
Former Chairman and CEO, Cerner Corporation



Nancy M. Schlichting
Lead Independent Director
Former President and CEO, Henry Ford Health System
Committees: CHC*, QRC



William (Bill) A. Ampofo — *Joined in 2023*
VP, Parts & Distribution Services and Supply Chain, Boeing
Committee: OC, QRC



Jeffrey (Jay) A. Craig — *Joined in 2024*
Former Chair and CEO, Meritor
Committee: AC*



Patricia B. Morrison
Former Executive VP, Customer Support Services & CIO, Cardinal Health
Committees: AC, NCGPP, OC



Stephen N. Oesterle, M.D.
Healthcare Industry Consultant, Former SVP, Medicine & Technology, Medtronic
Committees: NCGPP, QRC*



Stephen (Steve) Rusckowski — *Joined in 2023*
Former Chairman, President and CEO, Quest Diagnostics
Committees: CHC, OC*, QRC



Cathy R. Smith
Chief Financial Officer, Starbucks[1]
Committees: AC, NCGPP*



Amy A. Wendell
Former SVP, Strategy and Business Development and Licensing, Covidien
Committees: CHC, OC, QRC



David S. Wilkes, M.D.
Dean Emeritus of the University of Virginia School of Medicine
Committees: NCGPP, QRC

Board's Independence and Refreshment

9 out of **10** Independent Directors

~4 Years of Average Tenure

Key

AC = Audit Committee;
CHC = Compensation and Human Capital Committee;
NCGPP = Nominating, Corporate Governance and Public Policy Committee;
OC = Operating Committee;
QRC = Quality and Regulatory Compliance Committee;
* denotes committee chair

As of February 10, 2025.
[1]Anticipated start date in March 2025.

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EXTENSIVE STOCKHOLDER ENGAGEMENT PROGRAM

Our Board, along with our Investor Relations team and other select members of the management team, is **committed to engaging in constructive dialogue with stockholders** on corporate governance, executive compensation, corporate responsibility, and other matters of importance including our 2030 Corporate Responsibility Commitment and Goals

Stockholders' priorities, perspectives, and feedback continue to provide the Board with valuable insight and are carefully reviewed and incorporated into the Board's decision-making process when overseeing our strategy, formulating governance practices, and designing or evaluating compensation programs

Held extensive discussions with stockholders to better understand their perspectives on a variety of relevant topics, including:

- Company strategy and performance
- Ongoing Kidney Care divestiture
- Implementation of the simplified operating model
- Corporate governance
- Board composition
- Executive compensation
- Corporate responsibility initiatives

Demonstrated responsiveness to stockholders by making suggested enhancements to proxy disclosure, including disclosures related to Board refreshment efforts and factors considered when reviewing executive pay, and issued an inaugural report against the TCFD framework in 2023

Robust Engagement Year-Round 2023 – Early 2024 Outreach Statistics[1]

Proactively reached out to:


~50%
of outstanding shares

Directors Brent Shafer, Nancy Schlichting, Cathy Smith, and/or select members of management met with:


~35%
of outstanding shares

[1]Calculated based on shares outstanding as of December 31, 2023.

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9Baxter International EXEC UT IVE C O MP ENSAT IO N P RO GR A M 2024 Executive Compensation Program Changes in Connection with Sale of Kidney Care Annual Incentive Plan  The adjusted EPS and free cash flow performance curves were widened by 10% at threshold and 10% at maximum, requiring greater achievement for similar maximum payouts under the current structure Long-Term Incentive  To support the stability and focus required of senior leadership in connection with the Kidney Care divestiture, made 2024 grant to all equity-eligible employees in the form of 100% RSUs  Almeida and Grade received 50% of their 2024 annual equity grants in the form of RSUs and 50% of their annual equity grants in the form of PSUs as the company recognizes the importance of having the majority of their equity awards in performance-based equity for these roles ‒ PSUs granted in 2024 wholly based on Baxter’s relative TSR versus the S&P 500 Healthcare Equipment & Services Index  The Compensation and Human Capital Committee intends to review the long-term incentive design and revert to broader use of performance-based equity in the annual grant mix for senior leadership

CORPORATE RESPONSIBILITY: RECOGNIZED FOR MAKING A MEANINGFUL DIFFERENCE

Select Recognition Highlights

PROTECT OUR PLANET

CDP
Climate Change, Score B

CDP
Water Security, Score B

EcoVadis
Gold Sustainability Rating

FTSE Russell
FTSE4Good Index Series

JUST Capital
America's Most JUST Companies

Wall Street Journal
Management Top 250

S&P Global
Dow Jones Sustainability Index, North America

EMPOWER OUR PATIENTS

For more information on Baxter's efforts to benefit our communities, employees, and stakeholders, refer to our 2023 Corporate Responsibility Report, Sustainability Accounting Standards Board (SASB) Index, and Task Force on Climate-related Financial Disclosures Index

SUSTAINABILITY ACCOUNTING STANDARDS BOARD SASB

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

CHAMPION OUR PEOPLE AND COMMUNITIES

We expect to announce a refreshed Corporate Responsibility commitment and goal set after the issuance of our 2024 Corporate Responsibility Report (to be issued in June 2025). This timing should allow for a new, permanent CEO to have the opportunity to review and contribute to our commitment and goals and to reflect recent operational and other developments (including the recent Kidney Care sale)

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